Exhibit 10.13

FORM OF SUBSCRIPTION RIGHTS CERTIFICATE

[Subscriber name and address]

Subscription Rights 12345678901234

BIONDVAX PHARMACEUTICALS LTD. (THE “COMPANY”) ORDINARY SHARES RIGHTS OFFERING

THIS RIGHTS OFFERING EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 12, 2019, UNLESS EXTENDED IN THE SOLE DISCRETION OF THE COMPANY (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

Subscription Rights to Purchase up to 18298898 Ordinary Shares at $0.14225 per Ordinary Share

BiondVax Pharmaceuticals Ltd. (“We”, “Our” or the “Company”) is distributing, at no charge, to holders of our ordinary shares which are not represented by American Depositary Shares, rights to subscribe for new ordinary shares (“share rights”), of NIS 0.0000001 par value each, at a subscription price of $0.14225 per ordinary share. We refer to this herein as the “rights offering.” The share rights are sometimes referred to herein as “subscription rights”.

Holders of ordinary shares shall receive 0.537823255 share rights for each ordinary share owned of record at 5:00 p.m., New York City time, on June 9, 2019. One share right shall entitle a shareholder to subscribe for and purchase one share. The share rights will expire at 5:00 p.m., New York City time, on July 12, 2019 (“share rights expiration time”).

We will not provide over-subscription privilege in this rights offering, and you will not be able to purchase more than your basic subscription privileges. We will not deliver any fractional ordinary shares in the rights offering. All entitlements are reduced to the next lower whole number of share rights.

Concurrently with this ordinary shares rights offering, the Company will grant to holders of American Depositary Shares rights to purchase new American Depositary Shares.

We are conducting the rights offering to raise capital that we intend to use to fund operations, including completion of the pivotal Phase 3 trial in Europe (second cohort), expected through the end of 2020. The terms and conditions of the rights offering are set forth in the offering prospectus filed with the SEC on June 5, 2019 (the “Prospectus”) which is incorporated into this Subscription Rights Certificate by reference. Capitalized terms used but not defined herein have the meanings set forth in the Prospectus. The owner of this Subscription Rights Certificate is entitled to exercise the subscription rights for the number of ordinary shares shown on this Subscription Rights Certificate.

The rights offering commences on June 10, 2019 and subscription rights will expire if they are not exercised by the share rights expiration time, unless we extend the rights offering period. There is no minimum number of subscription rights that must be exercised in this rights offering, no minimum number that any subscription rights holder must exercise, and no minimum number of shares that we will issue at the closing of this rights offering. We have the option to extend the rights offering and the period for exercising your subscription rights for a period not to exceed 30 days, although we do not presently intend to do so. All exercises of subscription rights are irrevocable, even if you later learn information that you consider to be unfavorable to the exercise of your subscription rights and even if the rights offering is extended by our board of directors.

Our board of directors may cancel the rights offering at any time prior to the expiration of the rights offering for any reason

Neither we nor our board of directors have made any recommendation as to whether you should exercise your rights, although directors and executive officers may exercise their rights in their individual capacities. You are urged to carefully review the Prospectus and consult with your own legal and financial advisors in deciding whether or not to exercise the rights.

Neither the subscription rights nor our ordinary shares are listed on any securities market or exchange in the U.S. or elsewhere.

The exercise of your subscription rights for our securities involves risks. See “Risk Factors” in the Prospectus to read about important factors you should consider before exercising your subscription rights.

METHOD OF EXERCISE OF SUBSCRIPTION RIGHTS

IN ORDER TO EXERCISE YOUR SUBSCRIPTION RIGHTS, COMPLETE AND SIGN THIS SUBSCRIPTION RIGHTS CERTIFICATE AND RETURN IT TO OUR LEGAL COUNSEL, PEARL COHEN ZEDEK LATZER BARATZ, AT 121 MENACHEM BEGIN RD., 53RD FLOOR, TEL-AVIV, ISRAEL, ATTN: MARK HAMILTON, ADV., ON OR BEFORE THE EXPIRATION DATE. TO VALIDLY SUBSCRIBE FOR NEW ORDINARY SHARES PURSUANT TO YOUR ORDINARY SHARE RIGHTS WE MUST RECEIVE THE SUBSCRIPTION PRICE FOR YOUR NEW ORDINARY SHARES IN FULL BEFORE THE EXPIRATION TIME OF THE SHARE RIGHTS OFFERING.

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY

SECTION 1: EXERCISE AND SUBSCRIPTION:

Subscription Rights:
I subscribe for		shares at $0.14225 each =	$
	(no. of new shares)	(Subscription Price)

SECTION 2: SUBSCRIPTION AUTHORIZATION:

I acknowledge that I have reviewed the Prospectus and I hereby irrevocably subscribe for the number of ordinary shares indicated above on the terms and conditions set forth in the Prospectus.

Signature of Subscriber